UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 19,2013

Meta Gold, Inc.

(f.k.a. Tireless Steps, Inc.)

(Exact name of registrant as specified in its charter)

Nevada                                               000-54920                               98-0680168

 (State or other jurisdiction of incorporation)               (Commission File Number)          (IRS Employer Identification Number)

2360 Corporate Circle – suite 400, Henderson, NV, 89074-7722

(Address of Principal Executive Offices) (Zip Code)

702-522-1521

(Registrant's telephone number, including area code)

Tireless Steps, Inc.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the ExchangeAct (17 CFR 240.13e-4(c)

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

Item 3.03 Material Modification to Rights of Security Holders

Amendments to Articles of Incorporation

1.      On March 25, 2013 the Board of Directors, and on March 25, 2013 the consenting stockholder, approved an amendment to our Articles of Incorporation to effect a change of our name from “Tireless Steps, Inc.” to “Meta Gold Inc.”

The Name Change is being affected because our Board believes that the new name will better reflect the Company’s plan to review a wider range of business opportunity. Neither the Authorized Share Amendment nor the Name Change is for the purpose of acquiring another company or for the issuance of any shares. The Company intends to continue with the development of its original business plan but is experiencing difficulty in raising additional capital, the Company’s board is contemplating additional business avenues with precious metals. At this time the Company has no plans to merge, acquire another company or issue any shares should it decide to augment its existing business.

2.      On March 25, 2013 the Board of Directors and the consenting stockholders adopted and approved a resolution to effect an amendment to our Articles of Incorporation to increase the number of shares of authorized common stock from 75,000,000 shares of common stock, par value $0.001 per share, to 250,000,000 shares of common stock, par value $0.001 per share.   Such amendment is referred to herein as the “Authorized Shares Amendment.”

Currently, Tireless Steps has 75,000,000 shares of common stock authorized. As a result of the Authorized Shares Amendment, Tireless Steps will have 250,000,000 shares of shares of common stock authorized for issuance.

Any additional issuance of common stock could, under certain circumstances, have the effect of delaying or preventing a change in control of Tireless Steps by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of Tireless Steps.  Shares of common stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of Tireless Steps by means of a tender offer, proxy contest, merger or otherwise.  The ability of the Board of the Directors to issue such additional shares of common stock could discourage an attempt by a party to acquire control of Tireless Steps by tender offer or other means.  Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause.  Moreover, the issuance of such additional shares of common stock to persons interests aligned with that of the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

While the increase in the number of shares of common stock authorized may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by the amendment outweighs any disadvantages.  To the extent that the increase in the number of shares of common stock authorized may have anti-takeover effects, the amendment may encourage persons seeking to acquire Tireless Steps to negotiate directly with the Board of Directors, enabling the Board of Directors to consider a proposed transaction in a manner that best serves the stockholders’ interests.

The Board believes that it is advisable and in the best interests of Tireless Steps to have available additional authorized but unissued shares of common stock in an amount adequate to provide for Tireless Steps’ future needs.  The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions.   Tireless Steps has no present plans or commitments for the issuance or use of the proposed additional shares of common stock in connection with any financing or for the purpose of acquiring another company.

The Authorized Shares Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of Tireless Steps in effect on the date of this Information Statement.  However, Tireless Steps’ stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of Tireless Steps or the Board of Directors more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management.  Tireless Steps is not aware of any proposed attempt to take over Tireless Steps or of any attempt to acquire a large block of Tireless Steps’ stock.  Tireless Steps has no present intention to use the increased number of authorized common stock for anti-takeover purposes.

3.      On March 25, 2013 the Board of Directors the consenting stockholder adopted and approved a resolution to effect an amendment to our Articles of Incorporation to effect a forward split of all issued and outstanding shares of common stock, at a ratio of 155:1 (the "Forward Stock Split").

Though the Forward Stock Split will not change the number of authorized shares of common stock, except for any changes as a result of the treatment of fractional shares, each stockholder of Tireless Steps will hold the same percentage of common stock outstanding immediately following the Forward Stock Split as such stockholder held immediately prior to the split. Prior to the Forward Stock Split the Company had 676,450 common shares issued and outstanding. Following the Forward Stock Split, the Company has 104,849,750 common shares issued and outstanding.

Effective Date

Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Authorized Shares Amendment shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Tireless Steps.  FINRA approved the corporate action to take effect on 7/18/2013. The new Company symbol on this date will be TRSSD. Please note that a “D” has been appended as the 5th character for 20 business days including the effective date. A new Symbol, MTTA, will take effect after 20 business days.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit	Description
3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Meta Gold, Inc. (fka Tireless Steps, Inc.)

By:/s/ Lei Sun

Lei Sun

President, Secretary Treasurer, Principal Executive Officer,

Principal Financial Officer

Dated:  July 19, 2013